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                                                                   Exhibit 10.12

                               S.Y. BANCORP, INC.

                 AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

         1. PURPOSE. The name of this plan is the S.Y. Bancorp, Inc. 1995 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to further the best interests of S.Y. Bancorp, Inc. (the "Company") by (a) assisting the Company and its Subsidiaries (as hereinafter defined) in attracting and retaining key employees and nonemployee directors and (b) providing such persons with an additional incentive to work to increase the value of the Company's stock by granting them a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders.

         2. DEFINITIONS.

         As used in this Plan, the following terms shall have the meanings set forth below:

         (a) "1999 Amendments" shall mean the amendments to the Plan approved by the shareholders of the Company at the Annual Meeting of Shareholders held on April 20, 1999.

         (b) "Award" shall mean any grant under the Plan in the form of Stock Options, Stock Appreciation Rights or any combination thereof.

         (c) "Board" shall mean the Board of Directors of the Company.

         (d) "Business Combination" shall mean any business combination between the Company or a Subsidiary and any entity other than the Company or Subsidiary that does not constitute in change in control but which the Company intends to reflect as a pooling of interests for accounting purposes.

         (e) "Change in Control" shall be deemed to have occurred if:

               (i) any Person (as defined in this Section 2(e) is or becomes the Beneficial Owner (as defined in this Section 2(e) of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (unless (A) such Person is the Beneficial Owner of 20% or more of such securities as of April 26, 1995 or (B) the event causing the 20% threshold to be crossed is an acquisition of securities directly from the Company);

               (ii) during any period of two consecutive years beginning after April 26, 1995, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i) (iii) or (iv) of this Change in Control definition) whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board;

               (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation (other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the entity surviving such merger or consolidation), in combination with voting securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or of any Subsidiary of the Company or such surviving entity, at least 80% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation); or

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               (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         For purposes of the definition of Change in Control, "Person" shall have the meaning ascribed to such term in Section 3 (a) (9) of the Exchange Act as supplemented by Section 13(d)(3) of the Exchange Act; provided, however, that Person shall not include (i) the Company, any Subsidiary or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any Subsidiary, or (iii) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of securities of the Company.

         For purposes of the definition of Change of Control, a Person shall be deemed the "Beneficial Owner" of any securities which such Person, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing) ; provided, however, that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder or (y) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the applicable rules and regulations thereunder; in either case described in clause
(x) or clause (y) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         (g) "Committee" shall mean the Compensation Committee of the Board, or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed of not less than three directors, each of whom is a Disinterested Person.

         (h) "Disabled" or "Disability" shall have the meaning assigned thereto in Section 22(e)(3) of the Code.

         (i) "Disinterested Person" shall mean any person who is not and has not within the prior one year been eligible for selection as a person to whom Stock may be allocated or to whom Stock Options or Stock Appreciation Rights may be granted pursuant to this Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire Stock, Stock Options, or stock appreciation rights of the Company or any of its affiliates. For purposes of this definition, the terms contained herein shall have the same meaning as they have in Rule 16b-3 (d) (3) promulgated under the Securities Exchange Act of 1934.

         (j) "Eligible Employee, shall mean an employee of the Company, its Parent, if any, or any Subsidiary described in Section 5 of the Plan.

         (k) "Exercise Price" shall have the meaning set forth in Section 6 (c) of the Plan.

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         (l) "Fair Market Value" shall mean, as of any given date, with respect to any Awards granted hereunder, the mean of the high and low trading price of the stock on such date as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is admitted to trade on a national securities exchange, on such exchange; provided, however, that if any such quotation system or exchange is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately preceding such day on which such exchange or quotation system was open for trading.

         (m) "Incentive Stock Option" shall mean any Stock Option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

         (n) "Insider" shall mean any individual who is subject to Section 16
(b) of the Securities Exchange Act of 1934, as amended.

         (o) "Nonemployee Director" shall mean any person who is not an employee of the Company or any Subsidiary or affiliate (as such term is defined in Rule 405 of the Securities Act of 1933, as amended) of the Company and who on or after April 26, 1995 serves as a member of the Board.

         (p) "Nonqualified Stock Option" means any stock option granted under the Plan that is not designated as an Incentive Stock Option.

         (q) "Parent" shall have the meaning assigned thereto in Section 424 of the Code and the regulations promulgated thereunder.

         (r) "Rule 16b-3" shall mean Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor regulation.

         (s) "Stock" shall mean the common stock, no par value, of the Company.

         (t) "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Section 7 of the Plan, (i) in the case of a Related Stock Appreciation Right (as defined in Section 7 of the Plan), to surrender to the Company all or a portion of the related Stock Option and receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date such Stock Option or portion thereof is surrendered over the Exercise Price per share specified in such Stock Option, multiplied by the number of shares of Stock in respect of which such Stock Option is being surrendered, and (ii) in the case of a Freestanding Stock Appreciation Right (as defined in Section 7 of the Plan), to exercise such Freestanding Stock Appreciation Right and receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in such Freestanding Stock Appreciation Right, multiplied by the number of shares of Stock in respect of which such Freestanding Stock Appreciation Right is being exercised.

         (u) "Stock Option" shall mean any option to purchase shares of Stock granted pursuant to Section 6 of the Plan.

         (v) "Stock Ownership," whenever necessary to determine a person's stock ownership in the Company, its Parent or any Subsidiary, shall include stock actually owned and stock indirectly owned by application of the rules of attribution contained in Section 424(d) of the Code.

         (w) "Subsidiary" shall have the meaning assigned thereto in Section 424 of the Code and the regulations promulgated thereunder. A "Subsidiary" shall include any entity which becomes a Subsidiary after the date of adoption of this Plan.

         (x) "Surrendered Shares" shall mean the shares of Stock described in
 Section 7 of the Plan which (in lieu of being purchased) are surrendered for cash or Stock, or for a combination of cash and Stock, in accordance with
 Section 7.

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         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the
Committee.

         The Company, by action of the Committee, and subject to other provisions and limitations of this Plan, may from time to time grant Awards to such Eligible Employees as the Committee may in its sole discretion determine, for such number of shares of the Company's Stock and on such terms and conditions as the Committee may determine in its sole discretion.

         The Committee may make, publish, amend, and rescind such rules and practices as it may in its sole discretion deem necessary or helpful to the administration of the Plan and the issuance and exercise of Awards granted pursuant to the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan and as to the terms and conditions of any Award (and any agreements relating thereto) shall be final and binding on all persons.

         4. AVAILABLE SHARES. Subject to the provisions of Section II of this Plan, the aggregate maximum number of shares of Stock reserved and available for issuance under this Plan shall be seven hundred twenty thousand (720,000). All such shares shall be reserved to the extent the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to a Stock Option which remain unissued after the cancellation, expiration or exchange of such Stock Option shall again become available for use under the Plan, but any Surrendered Shares which remain unissued after the surrender of a Stock Option under Section 7 of the Plan and any shares of Stock used to satisfy a withholding obligation under Section 6(g) of the Plan shall not again become available for use under the Plan.

         5. EMPLOYEES ELIGIBLE TO PARTICIPATE IN THE PLAN. An Eligible Employee shall mean a salaried employee of the Company, its Parent, if any, or its Subsidiaries who is designated by the Committee, in its sole discretion, as eligible to receive Awards pursuant to this Plan.

         6. STOCK OPTIONS.

         (a) FORM. The Stock Options granted pursuant to this Plan shall be in such form as the Committee may from time to time approve. Each grant of a Stock Option pursuant to this Plan shall be made in writing upon such terms and conditions as may be determined by the Committee at the time of grant, subject to the terms, conditions, and limitations set forth in this Plan. The grant of an option shall be evidenced by a written agreement executed by the Secretary of the Company and the Eligible Employee.

         (b) NATURE OF OPTIONS. The Committee shall have the right to grant any Eligible Employee either Incentive Stock Options or Nonqualified Stock Options, or both, and shall have the right to grant new Stock Options in exchange for outstanding Stock Options which have a higher or lower Exercise Price. Whether an option is to be an Incentive Stock Option or a Nonqualified Stock Option shall be determined by the Committee in its sole discretion. Each option that the Committee intends to constitute an Incentive Stock Option shall be specifically designated as such and each option that is not intended to constitute an Incentive Stock Option shall specifically state "This option is not an incentive stock option." If any option is issued without a specific designation, it shall be deemed to constitute a Nonqualified Stock Option. The Committee may, however, specifically provide that a Stock Option shall constitute an Incentive Stock Option to the extent of its exercise as to any particular number of shares and a Nonqualified Stock Option to the extent of the remainder of the shares, provided the Committee specifically provides that the Stock Option shall be deemed an Incentive Stock Option to the extent of the first shares exercised up to the number of shares as to which the option is intended to constitute an Incentive Stock Option, and that the option shall be considered a Nonqualified Stock Option as to the remainder of the shares as to which it is exercised.

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         (c) EXERCISE PRICE. The Stock Options granted pursuant to this Plan shall provide a specified price at which the shares subject to the Stock Option may be purchased (hereinafter called the "Exercise Price") . If any Stock Option issued pursuant to this Plan is designated as an Incentive Stock Option, the Exercise Price for each share of Stock subject to the Incentive Stock Option shall, except as hereinafter provided, be an amount at least equal to the Fair Market Value of one share of Stock of the Company as of the date of grant of the Incentive Stock Option. Notwithstanding the above, in the event that on the date of grant of the Incentive Stock Option, an Eligible Employee owns stock (taking into account all classes of stock which are then outstanding) in the Company which possesses more than 10% of the total combined voting power of all classes of stock of the Company or owns stock of a Parent or a Subsidiary of the Company which possesses more than 10% of the total combined voting power of all classes of stock of the Company's Parent or its Subsidiary, the Exercise Price for each share of Stock subject to the Incentive Stock Option (to the extent required by the Code at the time of grant) shall be an amount equal to at least 110% of the Fair Market Value of one share of Stock of the Company as determined as of the date of grant of the Incentive Stock Option. (For purposes of this paragraph, the rules of attribution contained in Section 424 (d) of the Code (relating to the attribution of Stock ownership) shall be applied to determine Stock Ownership.)

         (d) EXERCISE PERIOD. Each Stock Option by its terms shall provide the period during which it is exercisable, provided, however, no Stock Option shall be exercisable until the expiration of at least six months from the date the Stock Option is granted. Each Stock Option granted under this Plan shall provide an expiration date which date shall be set by the Committee but in no event shall the expiration date of any Stock Option that is designated an Incentive Stock Option be a date later than ten years from the date of grant of the Incentive Stock Option or, if the grantee of the Incentive Stock Option, at the time of grant, owns stock (taking into account all classes of stock then outstanding) possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the expiration date of each such Incentive Stock Option (to the extent required by the Code at the time of grant) shall not be more than five years from the date of grant. (For purposes of this paragraph, the rules of attribution contained in Section 424(d) of the Code (relating to the attribution of Stock ownership) shall be applied to determine Stock Ownership.) Each Incentive Stock Option issued under this Plan shall provide for expiration within three months after the termination of the Eligible Employee's employment with the Company due to retirement. Each Incentive Stock Option issued pursuant to this Plan may provide that it shall be exercisable within twelve months after termination of employment if the Eligible Employee is Disabled. Further, each Incentive Stock Option issued pursuant to this Plan may provide that in the case of termination of employment by reason of the Eligible Employee's death, the Incentive Stock Option may be exercised by the Eligible Employee's estate or other person who receives the Stock Option by bequest or the laws of descent and distribution for a period of twelve months after the Eligible Employee's death. In no event shall the exercise period be extended beyond the time which the Eligible Employee would have been required to exercise the Incentive Stock Option had he not terminated employment, become disabled or died. The Committee shall, except as specifically restricted herein, in its own discretion, determine the term of Nonqualified Stock Options that are issued pursuant to this Plan and the circumstances in which such Nonqualified Stock Options shall be exercisable beyond the termination of employment, disability or death of the Eligible Employee; provided, that if the Nonqualified Stock Option does not specifically state when it may be exercised after the termination of the grantee's employment, death or disability, the Stock Option shall be governed by the provisions stated above for Incentive Stock Options. Except as otherwise provided in this Section 6 or Section 16 of the Plan, or as determined by the Committee in its sole discretion, if an Eligible Employee's employment with the Company, any Subsidiary or any Parent terminates (including termination for cause, voluntary resignation or other termination under mutually agreeable circumstances), all Stock Options held by the Eligible Employee will terminate immediately upon the effective date and time of the Eligible Employee's termination of employment.

         (e) TRANSFERABILITY OF OPTIONS. Each Stock Option granted under this Plan shall provide that such option shall be exercisable during the grantee's lifetime only by the grantee and that such option shall not be transferable by the grantee other than by will or the laws of descent and distribution. Stock Options granted pursuant to this Plan may, but need not, provide for exercise by the grantee's estate or other person who obtains the right to exercise the option by bequest or pursuant to the laws of descent and distribution.

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         (f) METHOD OF EXERCISE. Stock Options may be exercised by giving written notice of exercise delivered in person or by mail at the Company's principal executive office, specifying the number of shares of Stock with respect to which the Stock Option is being exercised, accompanied by payment in full of the Exercise Price. Each Stock Option shall provide that payment of the Exercise Price may be made either in cash, by check acceptable to the Committee or, at the discretion of the Committee, in a number of shares of Stock of the Company having an aggregate Fair Market Value equal to the Exercise Price, or by a combination of the foregoing forms of consideration. The Committee may also (in its discretion) allow an Eligible Employee to pay such Exercise Price (in whole or in part) by electing that the Company withhold shares of Stock (that otherwise would be transferred to such Eligible Employee as a result of the exercise of such Stock Option) to the extent necessary to pay such Exercise Price. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date that a properly endorsed certificate for such Stock is delivered to the Committee or the date that Stock is treated by the Committee as withheld from the exercise of the Stock Option. Each Stock Option shall provide that the Exercise Price shall be payable upon or before the issuance of the Stock of the Company to be received pursuant to the exercise of the Stock Option.

         (g) STATEMENT AS TO WITHHOLDING OF FEDERAL INCOME OR OTHER TAXES. The exercise or surrender of any Stock Option granted under the Plan or the exercise of a Freestanding Stock Appreciation Right shall constitute an Eligible Employee's full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the committee in its discretion deems applicable to such exercise or surrender. The Committee shall also have the right to provide in an option agreement that an Eligible Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or her under the Plan, and if the Eligible Employee is an Insider, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

         (h) ADDITIONAL INCENTIVE STOCK OPTION LIMITATION. No Stock Option that is designated an Incentive Stock Option shall be issued pursuant to terms under which the right to exercise the Incentive Stock Option is affected by the exercise of another Stock Option or the right to exercise another Stock Option is affected by exercise of the Incentive Stock Option.

         (i) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of Stock (determined as of the date an Incentive Stock Option is granted) with respect to which Incentive Stock Options first become exercisable in any calendar year exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options. The Fair Market Value of Stock subject to any other option (determined as of the date such option is granted) which (1) satisfies the requirements of Section 422 of the Code and (2) is granted to an Eligible Employee under a plan maintained by the Company, a Subsidiary or a Parent shall be treated (for purposes of this $100,000 limitation) as if granted under the Plan. The Committee shall interpret and administer the limitations set forth in this Section 6(i) in accordance with
Section 422(d) of the Code.

         7.       STOCK APPRECIATION RIGHTS.

         (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted either in conjunction with all or part of any Stock Option granted under the Plan ("Related Stock Appreciation Rights") or alone ("Freestanding Stock Appreciation Rights") and, in either case, in addition to other Awards granted under the Plan. Eligible Employees shall enter into a Stock Appreciation Rights agreement with the Company if requested by the Committee, in such form as the Committee shall determine.

               (i) TIME OF GRANT. Related Stock Appreciation Rights related to a Nonqualified Stock Option may be granted either at or after the time of the grant of such Nonqualified Stock Option. Related Stock Appreciation Rights related to an Incentive Stock Option may be granted only at the time of the grant of such Incentive Stock Option. Freestanding Stock Appreciation Rights may be granted at any time.

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               (ii) EXERCISABILITY. Related Stock Appreciation Rights shall be exercisable only at such time or times and only to the extent that the Stock Options to which they relate shall be exercisable in accordance with their terms and Freestanding Stock Appreciation Rights shall be exercisable from time to time in accordance with such terms and conditions as shall be determined by the Committee in its sole discretion at or after the time of grant; provided, however, that any Stock Appreciation Right granted to an Insider shall not be exercisable during the first six months from the date of grant of such Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the Insider prior to the expiration of the six-month period. A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Stock Option.

               (iii) METHOD OF EXERCISE. Stock Appreciation Rights shall be exercised by an Eligible Employee by giving written notice of exercise delivered in person or by mail as required by the terms of any agreement evidencing the Stock Appreciation Right at the Company's principal executive office, specifying the number of shares of Stock in respect of which the Stock Appreciation Right is being exercised. If requested by the Committee, the Eligible Employee shall deliver to the Company the agreement evidencing the Stock Appreciation Right being exercised and, in the case of a Related Stock Appreciation Right, the Stock Option agreement evidencing any related Stock Option, for notation thereon of such exercise and return thereafter of such agreements to the Eligible Employee.

                     (iv) AMOUNT PAYABLE. Upon the exercise of a Related Stock Appreciation Right, an Eligible Employee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Exercise Price per share specified in the related Stock Option, multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment.

          Upon the exercise of a Freestanding Stock Appreciation Right, an Eligible Employee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the price per share specified in the Freestanding Stock Appreciation Right, which shall be not less than 100% of the Fair Market Value of the Stock on the date of grant, multiplied by the number of shares of Stock in respect of which the Freestanding Stock Appreciation Right shall have been exercised, with the Committee having in its sole discretion the right to determine the form of payment.

         (b) TERMS AND CONDITIONS. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               (i) TERM OF STOCK APPRECIATION RIGHTS. The term of a Related Stock Appreciation Right shall be the same as the term of the related Stock Option. A Related Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the exercise, termination, cancellation or surrender of the related Stock Option, except that, unless otherwise provided by the Committee in its sole discretion at or after the time of grant, a Related Stock Appreciation Right granted with respect to less than the full number of shares of Stock covered by a related Stock Option shall terminate and no longer be exercisable if and to the extent that the number of shares of Stock covered by the exercise, termination, cancellation or surrender of the related Stock Option exceeds the number of shares of stock not covered by the Related Stock Appreciation Right.

          The term of each Freestanding Stock Appreciation Right shall be fixed by the Committee, but no Freestanding Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

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               (ii) TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. Stock
          Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under Section 6(e) of the Plan.

               (iii) TERMINATION OF EMPLOYMENT. In the event of the termination of employment of an Eligible Employee holding a Related Stock Appreciation Right, such right shall be exercisable to the same extent that the related Stock Option is exercisable after such termination.

         In the event of the termination of employment of the holder of a Freestanding Stock Appreciation Right, such right shall be exercisable to the same extent that a Stock Option with the same terms and conditions as such Freestanding Stock Appreciation Right would have been exercisable in the event of the termination of employment of the holder of such Stock Option.

         8. GRANT OF OPTIONS TO NONEMPLOYEE DIRECTORS. Each Nonemployee Director who is serving as such on April 26, 1995, shall as of such date automatically (without any action by the Committee) be granted a Nonqualified Stock Option to purchase one thousand (1,000) shares of Stock for an Exercise Price equal to 100%; of the Fair Market Value of the Stock on such date. Each Nonemployee Director who is first elected to serve as such after April 26, 1995 at any annual or special meeting of shareholders of the Company shall as of the date of such election automatically (without any action by the Committee) be granted a Nonqualified Stock Option to purchase one thousand (1,000) shares of Stock for an Exercise Price equal to 100% of the Fair Market Value of the Stock on such date. Subject to Section 16 of the Plan, a Nonemployee Director must serve continuously as a Nonemployee Director of the Company for a period of twelve consecutive months after the date such Stock Option is granted before he or she can exercise any part of such Stock Option. Thereafter, on and after the first anniversary of the date of granting the Stock Option and before the second anniversary, the Nonemployee Director may exercise the Stock Option with respect to not more than 20% of the number of shares of Stock covered thereby; on and after the second anniversary and before the third anniversary, the Nonemployee Director may exercise the Stock Option with respect to not more than 40% of the number of shares of Stock covered thereby; on and after the third anniversary and before the fourth anniversary, the Nonemployee Director may exercise the Stock Option with respect to not more than 60% of the number of shares of Stock covered thereby; on and after the fourth anniversary and before the fifth anniversary, the Nonemployee Director may exercise the Stock Option with respect to not more than 80% of the number of shares of Stock covered thereby; and on and after the fifth anniversary and before the expiration of the stated term of the Stock Option, which shall be ten years from the date of its granting, the Nonemployee Director may at any time or from time to time exercise the Stock Option with respect to all or any portion of the shares of Stock covered thereby. If a Nonemployee Director's service with the Company terminates by reason of permanent or total disability, death or retirement or resignation from active service as a director of the Company, any Stock Option held by such Nonemployee Director may be exercised for a period of twelve months from the date of such termination or until the expiration of the Stock Option, whichever is shorter, to the extent to which the individual would on the date of exercise have been entitled to exercise the Stock Option if such individual had continued to serve as a Nonemployee Director; provided, however, if a Nonemployee Director's service with the Company terminates by reason of his or her attainment of the Company's mandatory retirement age for directors, all outstanding Stock Options granted under the Plan shall become fully vested and immediately exercisable. All applicable provisions of the Plan not inconsistent with this Section 8 shall apply to Nonqualified Stock Options granted to Nonemployee Directors; provided, however, that the Committee may not exercise discretion under any provision of the Plan with respect to Stock Options granted under this Section 8 to the extent that such discretion is inconsistent with Rule 16b-3. The maximum number of shares of Stock as to which Stock Options may be granted to any Nonemployee Director under the Plan, as in effect through April 25, 2005, shall be one thousand (1,000) shares of Stock. A grant of a Nonqualified Stock Option to a Nonemployee Director under this Section 8 is intended to allow such Nonemployee Director to be a Disinterested Person and all Nonqualified Stock Options granted to Nonemployee Directors as well as this
Section 8 shall be construed to effect such intent.

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

         9. TERMINATION OF EMPLOYMENT. The employment of an Eligible Employee by the Company shall not be deemed to have terminated for purposes of this Plan if the Eligible Employee is transferred to and becomes an employee of a Subsidiary or Parent of the Company. Further, the Eligible Employee's employment by the Company shall not be considered terminated if he becomes an employee of another corporation (the "Other Company") which assumes the Stock Options issued pursuant to this Plan or issues its own stock option in substitution of an option issued under this Plan in a transaction to which Section 424(a) of the Code applies, provided he becomes an employee of the other Company, its Subsidiary or its Parent at the time of the transaction. Absence on leave, whether paid or unpaid, approved by the management of the Company shall not constitute the termination of employment for any purpose of this Plan, provided the leave does not exceed ninety (90) days. To the extent required under Section 421 of the Code for favorable tax treatment for Incentive Stock Options, if the period of leave of absence exceeds ninety (90) days, the leave of absence shall be considered a termination of employment unless the Eligible Employee's right to return is guaranteed by statute or contract. If the Eligible Employee's right to return is not so guaranteed, the Eligible Employee shall be considered to have terminated his employment, for purposes of this Plan, as of the end of the ninetieth (90th) day of such absence. The immediately preceding two sentences shall apply solely for tax treatment purposes and not for any other purpose under the Plan.

         10. REQUIREMENTS OF LAW. If any law, any regulation of the Securities and Exchange Commission, or any regulation of any other commission or agency having jurisdiction shall require the Company or the exercising optionee to take any action with respect to the shares of Stock to be acquired upon exercise of a Stock Option, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of Stock shall be postponed until full compliance has been made with all such requirements of law or regulations. Further, if the Company shall so require at or before the time of the delivery of the shares with respect to which the exercise of a Stock Option has been made, the exercising optionee shall deliver to the Company his written statement that he intends to hold the shares so acquired by him on exercise of the Stock Option for investment only and not with a view to resale or other distribution thereof to the public. Further, in the event the Company shall have determined that in compliance with the Securities Act of 1933 or other applicable statute or regulation, it is necessary to register any of the shares of Stock with respect to which the exercise of a Stock Option has been made or qualify such shares for exemption from any requirements of the Securities Act of 1933 or other applicable statutes or regulations, then the Company shall take such action at its own expense, but not until such action has been completed shall the shares subject to the Stock Option be delivered to the exercising optionee. Further, in the event at the time of exercise of the Stock Option shares of Stock of the Company shall be listed on any stock exchange, then if required to do so, the Company shall register the shares with respect to which exercise is so made in accordance with the provisions of the Securities Act of 1933 or any other applicable law or regulations, and the Company shall make prompt application for the listing of option shares on such stock exchange, again at the expense of the Company.

         11. ADJUSTMENT. The number, kind or class (or any combination thereof) of shares of stock reserved under Section 4 of the Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Awards granted under the Plan, the Exercise Price of any outstanding Stock Options and the price per share specified in a Freestanding Stock Appreciation Right shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Section 424 (a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under Section 4 of the Plan, the number, kind or class (or any combination thereof) of shares of Stock subject to Awards granted under the Plan, the Exercise Price of any outstanding Stock Options and the price per share specified in a Freestanding Stock Appreciation Right in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Awards in order to take into account on an equitable basis the effect of such transaction. If any adjustment under this
Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under the Plan and the number subject to any Awards granted under the

Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 41, within the meaning of Section 12 of the Plan.

         12. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however,

               (1) no such amendment shall be made absent the approval of the shareholders of the Company required under Section 422 of the Code (a) to increase the number of shares of Stock reserved for issuance under Section 4, or (b) to change the class of employees eligible to receive Awards under Section 5,

               (2) to the extent shareholder approval is required in order for the exemption set forth in Rule l6b-3 to be available in respect of Awards granted pursuant to the Plan, the Board shall not amend the Plan absent the approval of the shareholders of the Company in accordance with Rule 16b-3,
                    (a) to increase materially (within the meaning of Rule 16b-3) the benefits accruing to any insider under the Plan,
                    (b) to increase materially (within the meaning of Rule 16b-3) the number of securities which may be issued under the Plan to Insiders, or (c) otherwise modify materially (within the meaning of Rule 16b-3) the requirements as to eligibility by Insiders for participation in the Plan,

               (3) no amendment shall be made to change the terms and conditions of a Stock Option which can be granted to a Nonemployee Director absent the approval of the shareholders of the Company, and

               (4) no provision of the Plan (including Section 8) shall be amended more than once every six months if amending such provision would result in the loss of an exemption under Rule 16b-3.

Any amendment which specifically applies to Nonqualified Stock Options or Stock Appreciation Rights shall not require shareholder approval unless such approval is necessary to comply with Section 16 of the Securities Exchange Act of 1934, as amended, or Section 15 of the Plan. The Board also may suspend the granting of Awards under the Plan at any time and may terminate the Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Award granted before such suspension or termination or otherwise impair any outstanding Award granted under the Plan unless (1) the Eligible Employee or Nonemployee Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 11, Section 14 or Section 16 of the Plan. The Board may also vest the administration of the Plan in persons other than the Committee provided one member of any body that is vested with the power to administer the Plan shall be a member of the Board and all members of such body shall be Disinterested Persons. In the event that the authority to administer the Plan is vested in any body other than the Committee, the references herein to the Committee shall be considered to be references to that body.

         13. COMPANY'S RIGHT TO TERMINATE EMPLOYEES NOT IMPAIRED. Notwithstanding the provisions of this Plan or the provisions of Awards granted pursuant to this, Plan, the right of the company (or its Parent or any Subsidiary) to terminate any employee shall not be in any manner affected or impaired by the adoption of this Plan or by the grant of Awards pursuant to the Plan.

         14. LIQUIDATION OF THE COMPANY. In the event of the complete liquidation or dissolution of the Company, any Awards granted pursuant to the Plan remaining unexercised shall be deemed cancelled, without, regard to or limitation by any other provisions of the Plan.

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

         I5. SHAREHOLDER APPROVAL. The Plan shall be submitted to a meeting of the shareholders of the Company, either at the regular annual meeting thereof or at a special meeting called for the purpose of the consideration of the Plan, and the Plan shall not become effective unless its adoption is approved by the shareholders of the Company within twelve (12) months of its adoption by the Board. Upon approval by the shareholders, this Plan shall take effect without further action by the Company, provided such approval is obtained, within twelve
(12) months of the adoption of this Plan by the Board. Any Awards granted under the Plan prior to the Plan's approval by the shareholders of the Company shall be granted subject to such approval, and, absent timely approval of the Plan by such shareholders, such Awards shall be null and void.

         16.      CHANGE IN CONTROL.

         (a) Change in Control. If there is a Change in Control and as a result of the transactions contemplated by the Change in Control, a successor will acquire all or a substantial portion of the assets or outstanding capital stock of the Company, then the kind of shares of Common Stock which shall be subject to the Plan and to each outstanding Stock Option shall automatically be converted into and replaced by shares of Common Stock, or such other class of equity securities having rights and preferences no less favorable than Common Stock of the successor and the number of shares subject to the Stock Options and the purchase price per share upon exercise of the Stock Options shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee shall have the right to purchase (i) that number of shares of the successor which, as of the date of the Change in Control, have a fair market value equal to the fair market value of the shares of the Company theretofore subject to an option, (ii) for a purchase price per share which, when multiplied by the number of shares of the successor subject to the Stock Option, shall equal the aggregate exercise price at which the optionee could have acquired shares of the Company under such Stock Option.

         (b) Acceleration. Notwithstanding the provisions of Section 6(d), if there is a Change in Control, then the right to exercise all Stock Options shall be accelerated (i) immediately upon the Change in Control if it occurs more than two years following the adoption of the Plan by the stockholders of the Company;
(ii) immediately upon the Change in Control if the transaction in which it occurs is not intended to be reflected as a pooling of interests for accounting purposes; or (iii) if the Change in Control occurs within two years following approval of the 1999 Amendments to this Plan by stockholders of the Company and the transaction with respect to which the Change in Control occurs is intended to be reflected as a pooling of interests for accounting purposes, on earlier to occur of (x) the date which is three months after the occurrence of the Change in Control or (y) the date of consummation of such transaction, unless prior to that date the Board of Directors finds that the acceleration of the right to exercise Stock Options would prevent the transaction being reflected as a pooling of interests for accounting purposes. If the Company or a Subsidiary engages in a Business Combination within two years following approval of the 1999 Amendments to this Plan by stockholders of the Company, and if the Board of Directors finds that a future acceleration of the right to exercise Stock Options upon the occurrence of a Change in Control would prevent the Business Combination being reflected as a pooling of interests for accounting purposes, the Board of Directors may, at any time prior to a Change in Control, revoke the provisions of this Section 16(b) regarding acceleration of the right to exercise with respect to any Stock Options granted prior the earlier of (i) the date of the finding by the Board of Directors, or (ii) two years following the approval of the 1999 Amendments to this Plan by stockholders of the Company.

         17. QUALIFICATION OF OPTIONS ISSUED UNDER THE PLAN AS INCENTIVE STOCK OPTIONS. It is the intention of the Company that those Stock Options that are issued pursuant to the Plan that are designated as Incentive Stock Options shall constitute "incentive stock options" within the meaning of Section 422 of the Code. However, in the event that any Stock Option so designated does not constitute an "incentive stock option" within the meaning of Section 422 of the Code for any reason whatsoever, none of the Company, a Parent or Subsidiary or their shareholders, directors, officers or employees, shall be liable to any person for such failure to constitute an "incentive stock option." If the characterization of any Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code is challenged by the Internal Revenue Service, the Company may, but shall not be required to, pay the reasonable legal and accounting expenses incurred in an attempt to establish the characterization of the Stock Options issued under the Plan as "incentive stock options" within the meaning of Section 422 of the Code. In all events, however, the Company shall make available to any Eligible Employee such factual information which is reasonably necessary to establish the characterization of the Stock Options for federal income tax purposes.

         It is intended that any Stock Option granted under the Plan that is not specifically designated as an Incentive Stock Option shall not constitute an Incentive Stock Option.

         18. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on the date it is approved by the shareholders of the Company.

         19. TERM OF THE PLAN. No Stock Option may be issued pursuant to the Plan on or after the earlier of (i) its termination by action of the Board; (ii) ten years from the earlier of the date of adoption of this Plan by the Board or its approval by the shareholders of the Company; or (iii) the date on which all of the Stock reserved under Section 4 of the Plan has (as a result of the surrender or exercise of Stock Options granted under the Plan) been issued or is no longer available for use under the Plan.

         20. SHAREHOLDER RIGHTS. No Eligible Employee or Nonemployee Director shall have any rights as a shareholder of the Company as a result of the grant of an Award under the Plan or his or her exercise or surrender of such Award pending the actual delivery of any Stock subject to such Award to such Eligible Employee or Nonemployee Director.

         21. CONSTRUCTION. The Plan shall be construed under the laws of the state of Kentucky.

         22. OTHER CONDITIONS. Each agreement evidencing an Award may require that an Eligible Employee or Nonemployee Director (as a condition to the exercise of such Award) enter into any agreement or make such representations prepared by the Company, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Award or provides for the purchase of such Stock by the Company under certain circumstances.

                                       12